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Class A Shares
Class B Shares
Class C Shares

MFS SECTOR ROTATIONAL FUND

PROSPECTUS NOVEMBER 1, 2006, AS REVISED SEPTEMBER 1, 2007

The Prospectus describes the MFS Sector Rotational Fund. The investment objective of the fund is to seek capital appreciation.

RISK RETURN SUMMARY                                                            1
EXPENSE SUMMARY                                                                8
CERTAIN INVESTMENT POLICIES AND RISKS                                         10
MANAGEMENT OF THE FUND                                                        11
DESCRIPTION OF SHARE CLASSES                                                  15
HOW TO PURCHASE, REDEEM AND EXCHANGE SHARES                                   23
OTHER INFORMATION                                                             32
FINANCIAL HIGHLIGHTS                                                          35

The Securities and Exchange Commission has not approved or disapproved the fund's shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

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RISK RETURN SUMMARY

INVESTMENT OBJECTIVE

The fund's investment objective is to seek capital appreciation. The fund's objective may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES

Massachusetts Financial Services Company, the fund's investment adviser (MFS), has engaged Valley Forge Capital Advisors, Inc. (Valley Forge) to act as sub-adviser to the fund.

Valley Forge normally invests the fund's assets primarily in equity securities.

In selecting investments for the fund, Valley Forge is not constrained to any particular investment style. Valley Forge may invest the fund's assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies.

Valley Forge will select investments for the fund in a two stage process that utilizes proprietary quantitative models. Valley Forge will first allocate the fund's assets among sectors based on its analysis of the return potential of the various sectors in the market place, such as the energy, financial, utilities, healthcare, and consumer sectors. Valley Forge will then select companies within these sectors based on momentum, traditional growth and value criteria, as well as other quantitative and technical factors.

Valley Forge may invest a relatively high percentage of the fund's assets in a single sector or a small number of sectors.

Valley Forge may invest the fund's assets in companies of any size.

Valley Forge may invest the fund's assets in foreign securities.

The fund is a non-diversified fund. This means that Valley Forge may invest a relatively high percentage of the fund's assets in a single issuer or a small number of issuers.

Valley Forge may use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the fund, or as alternatives to direct investments.

PRINCIPAL INVESTMENT TYPES

EQUITY SECURITIES: Equity securities represent an ownership interest, or the right to acquire an ownership interest, in a company or other issuer. Different types of


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equity securities provide different voting and dividend rights and priorities in the event of bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, securities convertible into stocks, and depository receipts for those securities.

DERIVATIVES: Derivatives are financial instruments whose value is based on the value of one or more indicators, such as a security, asset, currency, interest rate, credit rating or index. Derivatives often involve a counterparty to the transaction. Derivatives include futures, forward contracts, options, structured notes, inverse floating rate instruments, swaps, caps, floors, and collars.

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

The principal risks of investing in the fund are:

STOCK MARKET RISK: The price of an equity security fluctuates in response to issuer, market, economic, industry, political, and regulatory developments. Prices can decrease significantly in response to these developments, and these developments can affect a single issuer, issuers within a broad market sector, industry or geographic region, or the market in general. Different parts of the market and different types of securities can react differently to these developments. For example, the stocks of growth companies can react differently from the stocks of value companies, and the stocks of large cap companies can react differently from the stocks of small cap companies. Certain unanticipated events, such as natural disasters, terrorist attacks, war, and other geopolitical events, can have a dramatic adverse effect on stock markets.

COMPANY RISK: Changes in the financial condition of a company or other issuer, changes in specific market, economic, political, and regulatory conditions that affect a particular type of investment or issuer, and changes in general market, economic, political, and regulatory conditions can adversely affect the price of an investment. The price of securities of smaller, less well-known companies can be more volatile than the price of securities of larger companies or the market in general.

FOREIGN RISK: Investments in securities of foreign companies, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, economic, political, or regulatory conditions and developments. Political, social, and economic instability, the imposition of currency or capital controls, or the expropriation or nationalization of assets in a particular country can cause dramatic declines in that country's economy. Less stringent regulatory, accounting, and disclosure requirements for issuers and markets are more common in certain foreign countries. Enforcing legal rights can be difficult, costly, and slow in certain foreign countries and can be particularly difficult against foreign governments. Changes in currency exchange rates can


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affect the U.S. dollar value of foreign currency investments and investments denominated in foreign currencies. Additional risks of foreign investments include trading, settlement, custodial, and other operational risks, and withholding and other taxes. These factors can make foreign investments, especially those in emerging markets, more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to market, economic, political, or regulatory developments than the U.S. market.

SECTOR FOCUS RISK: The fund's performance may be closely tied to the performance of companies in a limited number of sectors and could be more volatile than the performance of more diversified funds. Companies in a single sector or related sectors often are faced with the same obstacles, issues, and regulatory burdens, and their securities may react similarly to these or other market, economic, political, and regulatory conditions. As a result, the fund's performance could be more volatile than the performance of more broadly diversified funds.

NON-DIVERSIFICATION RISK: Because Valley Forge may invest a relatively large percentage of the fund's assets in a single issuer or small number of issuers, the fund's performance could be closely tied to the value of that one issuer or issuers, and could be more volatile than the performance of more diversified funds.

DERIVATIVES RISK: Derivatives can be highly volatile and involve risks in addition to the risks of the underlying indicator(s). Gains or losses from derivatives can be substantially greater than the derivatives' original cost, and therefore, can involve leverage. Derivatives can be complex instruments and can involve analysis that differs from that required for other investment types used by the fund. If the value of a derivative does not correlate well with the particular market or other asset class the derivative is intended to provide exposure to, the derivative may not have the effect anticipated. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments.

INVESTMENT SELECTION RISK: The Valley Forge analysis of an investment can be incorrect and its selection of investments can lead to an investment focus that results in the fund underperforming other funds with similar investment strategies and/or underperforming the markets in which the fund invests.

COUNTERPARTY AND THIRD PARTY RISK: Transactions involving a counterparty other than the issuer of the instrument, or a third party responsible for servicing the instrument, are subject to the credit risk of the counterparty or third party, and to the counterparty's or third party's ability to perform in accordance with the terms of the transaction.

LIQUIDITY RISK: Certain investments and types of investments are subject to restrictions on resale, may trade in the over-the-counter market or in limited volume, or may not have an active trading market. As a result, it may not be possible to sell the investment at any particular time or at an acceptable price.


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LEVERAGING RISK: Certain transactions, including when-issued, delayed-delivery, and forward commitment purchases, and the use of some derivatives, can result in leverage. Leverage involves investment exposure in an amount exceeding the initial investment. In transactions involving leverage, a relatively small market movement or change in other underlying indicator can lead to significantly larger losses to the fund. Leverage can cause increased volatility by magnifying gains or losses on underlying investments.

BAR CHART AND PERFORMANCE TABLE

The bar chart and performance table below are intended to indicate some of the risks of investing in the fund by showing changes in the fund's performance over time. The performance table also shows:

     - how the fund's performance over time compares with that of a broad measure of market performance, and

     - returns before the deduction of taxes and returns after the deduction of certain taxes for Class A shares.

The chart and table provide past performance information. The fund's past performance (before and after taxes) does not necessarily indicate how the fund will perform in the future. Performance information in the bar chart and performance table for periods prior to January 3, 2007, reflect performance information of the Penn Street Advisors Sector Rotational Portfolio, the fund's predecessor (the "Predecessor Fund"). On January 3, 2007, the fund acquired all of the assets of the Predecessor Fund pursuant to an agreement and plan of reorganization, in exchange for Class A and Class C shares of the fund. The performance information in the chart and table is based upon calendar year periods, while the performance information presented under the caption "Financial Highlights" and in the fund's shareholder reports is based upon the fund's fiscal year. Therefore, these performance results may differ.

BAR CHART. The bar chart will show changes over time in the annual total return of Class A shares for ten calendar years, and assumes the reinvestment of distributions. The chart and related notes do not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund's shares. If these sales charges were included, they would reduce these returns. The return of the fund's other classes of shares will differ from the Class A share returns shown in the bar chart, depending upon the expenses of those classes.


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                                     [CHART]

GAIN OR LOSS (%)   CALENDAR YEAR
----------------   -------------
2001                   (8.20)%
2002                  (11.23)%
2003                   37.05%
2004                   20.44%
2005                    9.92%
2006                   10.39%

The total return for the six-month period ended June 30, 2007 was 10.19%. During the periods shown in the bar chart, the highest quarterly return was 17.26% (for the calendar quarter ended June 30, 2003) and the lowest quarterly return was (11.69)% (for the calendar quarter ended September 30, 2002).

PERFORMANCE TABLE. This table shows how the average annual total returns of each class of the fund, before the deduction of taxes ("Returns Before Taxes"), compare to a broad measure of market performance, and assumes the deduction of the maximum applicable sales loads (initial sales charge and/or contingent deferred sales charge (CDSC), as applicable), and the reinvestment of distributions. The average annual total returns of Class A and Class C shares have not been restated to take into account differences in expenses (such as Rule 12b-1 fees) between the fund and the Predecessor Fund. The average annual returns for Class A have been restated to reflect applicable sales charges of the fund. In addition, for Class A shares, this table shows Class A average annual total returns:

     - after the deduction of taxes on distributions made on Class A shares, such as capital gains and income distributions ("Class A Shares' Return After Taxes on Distributions"), and

     - after the deduction of taxes on both distributions made on Class A shares and on redemption of Class A shares, assuming that the shares are redeemed at the end of the periods for which returns are shown ("Class A Shares' Return After Taxes on Distributions and Sale of Class A Shares").


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Average Annual Total Returns (for the Periods Ended December 31, 2006)

RETURNS BEFORE TAXES                                    1 YEAR   5 YEARS   LIFE#
--------------------------------------------------------------------------------
SHARE CLASS
B, with CDSC (Declining over Six Years from 4% to 0%)    6.39%    11.95%   8.49%
C, with CDSC (1% for 12 Months)                          8.54%    12.01%   8.34%
A, with Initial Sales Charge (5.75%)                     4.04%    10.88%   7.48%
RETURNS AFTER TAXES (CLASS A SHARES ONLY)
A Shares' Return After Taxes on Distributions,
with Initial Sales Charge (5.75%)                        3.19%    10.27%   7.01%
A Shares' Return After Taxes on Distributions and Sale
of Class A Shares, with Initial Sales Charge (5.75%) 3.77% 9.37% 6.42% BENCHMARK COMPARISON (RETURNS BEFORE TAXES)
Russell 1000(R) Index*+                                 15.46%     6.82%   0.99%

# Life refers to the period from the commencement of the fund's investment operations, August 30, 2000 through December 31, 2006.

* The Russell 1000(R) Index is constructed to provide a comprehensive barometer for the large-cap segment of the U.S. equity universe based on total market capitalization, which represents approximately 92% of the investable U.S. equity market.

+    Source: FactSet Research Systems Inc.

All performance results reflect any applicable fee and expense waivers in effect during the periods shown; without these, the results would have been lower.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation, and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns are shown for only one of the fund's classes of shares, and after-tax returns for the fund's other classes of shares will vary from the returns shown.

The Predecessor Fund commenced investment operations on August 30, 2000, with the offering of Class A shares, and subsequently offered Class C shares on March 1, 2004. The fund offered class B shares on January 3, 2007.

Performance for Class B and Class C shares includes the performance of the fund's Class A shares for periods prior to their offering. Blended class performance has been adjusted to take into account differences in sales loads, if any, applicable to these share classes, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Compared to performance these share classes would have experienced had they been offered for the entire period, the use of blended performance generally results in higher performance for share classes with higher operating expenses than those of the share class to which they are blended, and lower performance for share classes


                                       6

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with lower operating expenses than those of the share class to which they are blended.


                                       7

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EXPENSE SUMMARY

EXPENSE TABLE

This table describes the fees and expenses that you may pay when you buy, redeem, and hold shares of the fund. The annual fund operating expenses are based on estimated expenses for the current fiscal year. The fund's annual operating expenses may vary in future years.

Shareholder Fees (fees paid directly from your investment):

SHARE CLASS                                             CLASS A     CLASS B   CLASS C
-------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                          5.75%    N/A       N/A
Maximum Deferred Sales Charge (Load) (as a
percentage of original purchase price or redemption
proceeds, whichever is less)                          See Below(#)   4.00%     1.00%

Annual Fund Operating Expenses (expenses that are deducted from fund assets):

SHARE CLASS                                CLASS A   CLASS B   CLASS C
----------------------------------------------------------------------
Management Fees                             0.75%     0.75%     0.75%
Distribution and Service (12b-1) Fees(1)    0.35%     1.00%     1.00%
Other Expenses(2)                           2.02%     2.02%     2.02%
Total Annual Fund Operating Expenses(2)     3.12%     3.77%     3.77%
Fee Reductions(3)                          (1.72)%   (1.72)%   (1.72)%
Net Expenses(2)                             1.40%     2.05%     2.05%

# A contingent deferred sales charge (referred to as a CDSC) of 1% may be deducted from your redemption proceeds if you buy $1 million or more of Class A shares or if you are investing through a retirement plan and your Class A purchase meets certain requirements and you redeem your investment within 12 months of your purchase.

(1) The fund's Rule 12b-1 plan permits it to pay distribution and/or service fees to support the sale and distribution of the fund's Class A, Class B, and Class C shares and the services provided by financial intermediaries. The maximum rates that may be charged under the plan, together with details of any fee reduction arrangements, are set forth under "Distribution and Service Fees."

(2) The fund has entered into an expense offset arrangement that reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian. Such fee reduction is not reflected in the table. Had this fee reduction been taken into account, "Total Annual Fund Operating Expenses" would be lower.

(3) MFS has agreed in writing to bear the fund's expenses such that "Total Expenses," determined without giving effect to the expense offset arrangement described above, do not exeed 1.40% annually for Class A shares and 2.05% annually for each of Class B and Class C shares. This written agreement excludes taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses and will continue until at least February 29, 2008.

EXAMPLE OF EXPENSES

These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The examples assume that:


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     -    You invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods (unless otherwise indicated);

     - Your investment has a 5% return each year and dividends and other distributions are reinvested; and

     - The fund's operating expenses remain the same except that the fund's total operating expenses are assumed to be the fund's "Net Expenses" for the period during which any written fee reductions are in effect (see "Expense Summary - Expense Table" above).

Although your actual costs may be higher or lower, under these assumptions your costs would be:

SHARE CLASS                                   YEAR 1   YEAR 3   YEAR 5   YEAR 10
--------------------------------------------------------------------------------
A shares                                       $709    $1,249   $1,899    $3,633
B shares(1)
   Assuming redemption at end of period        $608    $1,209   $1,922    $3,697
   Assuming no redemption                      $208    $  909   $1,722    $3,697
C shares
   Assuming redemption at end of period        $308    $  909   $1,722    $3,841
   Assuming no redemption                      $208    $  909   $1,722    $3,841

(1) Class B shares convert to class A shares approximately eight years after purchase; therefore, years nine and ten reflect class A expenses.


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CERTAIN INVESTMENT POLICIES AND RISKS

TURNOVER

Valley Forge may engage in active and frequent trading in pursuing the fund's principal investment strategies. Frequent trading increases transaction costs, which may reduce the fund's return. Frequent trading can also result in the realization of a higher percentage of short-term capital gains and a lower percentage of long-term capital gains as compared to a fund that trades less frequently. Because short-term capital gains are distributed as ordinary income, this would generally increase your tax liability unless you hold your shares through a tax-deferred or exempt vehicle.

TEMPORARY DEFENSIVE POLICY

In response to market, economic, political, or other conditions, Valley Forge may depart from the fund's principal investment strategies by temporarily investing for defensive purposes. When Valley Forge invests defensively, different factors could affect the fund's performance and the fund may not achieve its investment objective. In addition, the defensive strategy may not work as intended.

FURTHER INFORMATION ON INVESTMENT STRATEGIES AND RISKS

Information about investment strategies and investment types not described in the Prospectus and the risks associated with those investment strategies and investment types are described in the fund's Statement of Additional Information ("SAI").


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MANAGEMENT OF THE FUND

INVESTMENT ADVISER

Massachusetts Financial Services Company ("MFS"), located at 500 Boylston Street, Boston, Massachusetts, serves as the investment adviser for the fund. Subject to the supervision of the Board of Trustees, MFS is responsible for managing the fund's investments, executing transactions and providing related administrative services and facilities under an Investment Advisory Agreement between the fund and MFS.

The management fee set forth in the Investment Advisory Agreement is 0.75% annually of the first $1 billion, 0.65% annually in excess of $1 billion and up to $2.5 billion, 0.60% annually in excess of $2.5 billion and up to $5 billion, and 0.50% annually in excess of $5 billion of the fund's average daily net assets.

A discussion regarding the basis for the Board of Trustees' approval of the Investment Advisory Agreement is available in the fund's most recent semi-annual report for the six-month period that ends April 30.

MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $202 billion as of June 30, 2007.

Since December 2003, MFS, MFS Fund Distributors, Inc., MFS Service Center, Inc., MFS Corporation Retirement Committee, Sun Life Financial Inc., various MFS funds, certain current and/or former Trustees of the MFS funds, and certain officers of MFS have been named as defendants in multiple lawsuits filed in federal and state courts. The various lawsuits generally allege that some or all of the defendants (i) permitted or acquiesced in market timing and/or late trading in some of the MFS funds, and inadequately disclosed MFS' internal policies concerning market timing and such matters, (ii) received excessive compensation as fiduciaries with respect to the MFS funds, or (iii) permitted or acquiesced in the improper use of fund assets by MFS to support the distribution of MFS fund shares and inadequately disclosed MFS' use of fund assets in this manner. The lawsuits assert that some or all of the defendants violated the federal securities laws, including the Securities Act of 1933 and the Securities Exchange Act of 1934, the Investment Company Act of 1940, and the Investment Advisers Act of 1940, the Employee Retirement Income Security Act of 1974 (ERISA), as well as fiduciary duties and other violations of common law. The lawsuits variously have been commenced as class actions or individual actions on behalf of investors who purchased, held, or redeemed shares of the MFS funds during specified periods, as ERISA actions by participants in certain retirement plan accounts on behalf of those accounts, or as derivative actions on behalf of the MFS funds.


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The lawsuits relating to market timing and related matters have been transferred to, and consolidated before, the United States District Court for the District of Maryland, as part of a multi-district litigation of market timing and related claims involving several other fund complexes (IN RE MUTUAL FUNDS INVESTMENT LITIGATION (ALGER, COLUMBIA, JANUS, MFS, ONE GROUP, PUTNAM, ALLIANZ DRESDNER), NO. 1:04-MD-15863 (transfer began March 19, 2004)). The market timing cases related to the MFS funds include RIGGS V. MFS ET AL., CASE NO. 04-CV-01162-JFM (direct), HAMMERSLOUGH V. MFS ET AL., CASE NO. 04-MD-01620 (derivative), ANITA WALKER V. MFS ET AL., CASE NO. 1:04-CV-01758 (ERISA), and REAVES V. MFS SERIES TRUST I, ET AL., CASE NO. 1:05-CV-02220-JFM (Class B Shares). The plaintiffs in these consolidated lawsuits generally seek injunctive relief including removal of the named Trustees, adviser and distributor, rescission of contracts and 12b-1 Plans, disgorgement of fees and profits, monetary damages, punitive damages, attorney's fees and costs and other equitable and declaratory relief. Two lawsuits alleging improper brokerage allocation practices and excessive compensation are pending in the United States District Court for the District of Massachusetts (FORSYTHE V. SUN LIFE FINANCIAL INC., ET AL., NO. 04CV10584 (GAO) (a consolidated action, first filed on March 25, 2004) and MARCUS DUMOND, ET AL.
V. MASSACHUSETTS FINANCIAL SERVS. CO., ET AL., NO. 04CV11458 (GAO) (filed on May 4, 2004)). The plaintiffs in these lawsuits generally seek compensatory damages, punitive damages, recovery of fees, rescission of contracts, an accounting, restitution, declaratory relief, equitable and/or injunctive relief and attorney's fees and costs. Insofar as any of the actions is appropriately brought derivatively on behalf of any of the MFS funds, any recovery will inure to the benefit of the MFS funds. Several claims of the various lawsuits have been dismissed; MFS and the other named defendants continue to defend the various lawsuits.

DISCLOSURE OF PORTFOLIO HOLDINGS. The MFS funds have established a policy with respect to the disclosure of fund portfolio holdings. A description of this policy is provided in the SAI. In addition, by clicking on a fund name under "Select a fund" on the MFS Web site (mfs.com), the following information is generally available to you:

                                             APPROXIMATE DATE OF POSTING TO WEB
INFORMATION                                  SITE
-------------------------------------------------------------------------------
Fund's top 10 securities holdings as of
each month's end                             14 days after month end
Fund's full securities holdings as of each
month's end                                  24 days after month end

If a fund has substantial investments in both equity and debt instruments, the fund's top 10 equity holdings and top 10 debt holdings will be made available. In addition, for funds that primarily invest in shares of the other MFS funds, all securities holdings in shares of MFS funds, the top 10 aggregated equity holdings within the underlying MFS funds, and the top 10 aggregated debt holdings within the underlying MFS funds will be made available.


                                       12

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Note that the funds or MFS may suspend the posting of this information or modify the elements of this web posting policy without notice to shareholders. Once posted, the above information will remain available on the Web site until at least the date on which the fund files a Form N-CSR or Form N-Q for the period that includes the date as of which the Web site information is current.

SUB-INVESTMENT ADVISER

The adviser has engaged Valley ForgeCapital Advisors, Inc. (Valley Forge or sub-adviser) as a sub-adviser for the fund. Valley Forge has provided investment counseling and management services to investment companies, banks and thrifts, institutions, and high net worth individuals since its formation in 2002. Valley Forge is located at 83 General Warren Boulevard, Suite 200, Malvern, Pennsylvania 19355. For its services, MFS pays Valley Forge the sub-advisory fee in an amount equal to 0.35% annually of the first $1 billion of the fund's average daily net assets; 0.30% annually of the fund's average daily net assets in excess of $1 billion and up to $2.5 billion; 0.25% annually of the fund's average daily net assets in excess of $2.5 billion and up to $5 billion; and 0.20% annually of the fund's average daily net assets in excess of $5 billion. The fund is not responsible for paying a sub-advisory fee.

The fund may rely upon an exemptive order from the SEC that permits the Adviser, subject to the approval of the fund's Board of Trustees, without shareholder approval, to materially amend existing sub-advisory agreements or to enter into new sub-advisory agreements with sub-advisers that are not affiliated with MFS. The fund's initial shareholder has approved reliance by the fund on the exemptive order. Fund shareholders will be notified of any sub-adviser changes in the future.

A discussion regarding the basis for the Board of Trustees' approval of the Sub-Investment Advisory Agreement is available in the fund's most recent semi-annual report for the six-month period that ends April 30.

PORTFOLIO MANAGER(S)

Information regarding the portfolio manager(s) of the fund is set forth below. Further information regarding the portfolio manager(s), including other accounts managed, compensation, ownership of fund shares, and possible conflicts of interest, is available in the fund's SAI. The portfolio manager is primarily responsible for the day-to-day management of the fund.


                                       13

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                     PRIMARY
PORTFOLIO MANAGER      ROLE       SINCE          TITLE AND FIVE YEAR HISTORY
--------------------------------------------------------------------------------
G. Michael Mara     Portfolio   Inception   President of Valley Forge Capital
                    Manager                 Advisors, Inc. since 2002; employed
                                            in the investment management area of
                                            Millennium Bank from 2000 to 2004.

ADMINISTRATOR

MFS provides the fund with certain financial, legal, and other administrative services under a Master Administrative Services Agreement between the fund and MFS. Under the Agreement, MFS is paid an annual fee for providing these services.

DISTRIBUTOR

MFS Fund Distributors, Inc. (referred to as MFD), a wholly owned subsidiary of MFS, is the distributor of shares of the fund.

SHAREHOLDER SERVICING AGENT

MFS Service Center, Inc. ("MFSC"), a wholly owned subsidiary of MFS, provides transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of each class of shares of the fund under a Shareholder Servicing Agent Agreement. MFSC may receive a fee based on the costs it incurs in providing these services plus a target profit margin, including payments made to affiliated and unaffiliated service providers that provide certain sub-accounting and other shareholder services (shareholder servicing payments) and out-of-pocket expenses.


                                       14

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DESCRIPTION OF SHARE CLASSES

The fund offers Class A, Class B, and Class C shares through this prospectus.

SALES CHARGES AND WAIVERS OR REDUCTIONS

You may be subject to an initial sales charge when you purchase Class A, or a CDSC when you redeem Class A, Class B, or Class C shares. These sales charges are paid to MFD.

In the circumstances described below, you may qualify for a sales charge waiver or reduction for purchases or redemptions of Class A, Class B, or Class C shares. In addition, other sales charge waivers or reductions may apply to certain transactions by retirement plans, section 529 tuition programs, and certain other groups (e.g., affiliated persons of MFS) and with respect to certain types of investment programs (e.g., certain wrap accounts or fund supermarket investments). Details regarding the types of investment programs and categories of investors eligible for these waivers or reductions are provided in the SAI, which is available to you free of charge, and on the fund's Web site at mfs.com. Some of these programs and waivers or reductions may not be available to you if your shares are held through certain types of accounts, such as retirement accounts and 529 plans, or certain accounts that you may have with your financial intermediary. Waivers or reductions may be eliminated, modified, and added at any time without providing advance notice.

CLASS A SHARES. You may purchase Class A shares at the offering price (which includes the applicable initial sales charge). In some cases, you may purchase Class A shares without an initial sales charge; in these cases, you will generally be subject to a 1% CDSC upon redemption within 12 months of your purchase.

The amount of the initial sales charge you pay when you buy Class A shares differs depending upon the amount you invest, as follows:

                                      INITIAL SALES CHARGE* AS PERCENTAGE OF:
                                    -------------------------------------------
                                    GROSS PURCHASE AMOUNT
AMOUNT OF PURCHASE                    (OFFERING PRICE*)     NET AMOUNT INVESTED
-------------------------------------------------------------------------------
Less than $50,000                           5.75%                  6.10%
$50,000 but less than $100,000              4.75%                  4.99%
$100,000 but less than $250,000             3.75%                  3.90%
$250,000 but less than $500,000             2.75%                  2.83%
$500,000 but less than $1,000,000           2.00%                  2.04%
$1,000,000 or more                          None**                 None**

* Offering price is calculated by dividing the net asset value of a share by the difference between 1 and the initial sales charge percentage. Because the offering price is rounded to two decimal places, actual sales charges you pay may be more or less than those calculated using these percentages.

**   A 1% CDSC will generally apply to such purchases.

You pay no initial sales charge when you invest $1 million or more in Class A shares (or, with respect to certain retirement plans, if MFD determines in its sole discretion that the total purchases by the retirement plan (or by multiple plans maintained by the same plan sponsor) will equal or exceed within a reasonable period of time a specified threshold determined by MFD). However, a CDSC of 1% will generally be deducted from your redemption proceeds if you redeem within 12 months of your purchase.

CLASS B SHARES. You may purchase Class B shares at net asset value without an initial sales charge, but if you redeem your shares within the first six years after purchase, you may be subject to a CDSC (declining from 4% during the first year to 0% after six years).

The CDSC is imposed according to the following schedule:

YEAR OF REDEMPTION AFTER PURCHASE   1ST   2ND   3RD   4TH   5TH   6TH   7TH
---------------------------------------------------------------------------
CONTINGENT DEFERRED SALES CHARGE     4%    4%    3%    3%    2%    1%    0%

If you hold Class B shares for approximately eight years, they will convert to Class A shares of the fund. All Class B shares you acquire through the reinvestment of dividends and distributions will be held in a separate sub-account. Each time any Class B shares in your account convert to Class A shares, a proportionate number of the Class B shares in the sub-account will also convert to Class A shares.

CLASS C SHARES. You may purchase Class C shares at net asset value without an initial sales charge. However, a CDSC of 1% will generally be deducted from your redemption proceeds if you redeem within 12 months of your purchase.

SALES CHARGE WAIVERS OR REDUCTIONS. Below is a summary of certain investor programs whereby the applicable sales charge may be waived or reduced. You or your financial intermediary must inform MFSC upon purchasing fund shares of your intention to invest in a fund under one of the programs below. You can provide this information in your account application or through a separate document provided by your financial intermediary.

                                          INVESTMENTS ELIGIBLE FOR:
                                  -----------------------------------------
                                  WAIVED INITIAL   REDUCED INITIAL   WAIVED
PROGRAM                            SALES CHARGE      SALES CHARGE     CDSC
---------------------------------------------------------------------------
Letter of Intent                                          X
Right of Accumulation                                     X
Automatic Exchange Plan                  X*
Exchange Privilege                       X*
Systematic Withdrawal Plan                                             X**
Distribution Reinvestment                X
Distribution Investment Program          X
Other Sales Charge Waivers               X                             X


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

* Investments under the Automatic Exchange Plan or certain other exchanges under the Exchange Privilege may be subject to a sales charge in certain cases.

** Not available for Class A shares and limited for Class B and Class C shares.

     - LETTER OF INTENT (LOI). You may pay a reduced or no initial sales charge on purchases of Class A shares if you intend to invest a specific dollar amount, based on the gross amount of your investment (including the amount of any sales charge paid), including investments through any linked accounts in any class of any MFS fund (and the MFS Fixed Fund, a bank collective investment trust) within a 13-month period (36 months for a $1 million commitment). Distributions reinvested in additional shares of the fund or distributions from other MFS funds automatically invested in shares of the fund will not apply toward the satisfaction of the LOI.

          For each purchase you make under the LOI you will pay the initial sales charge rate applicable to the total amount you intended to purchase. If, however, you do not purchase the intended amount within the relevant time period, your account will be adjusted by redemption of the amount of shares needed to pay the higher initial sales charge level for the amount actually purchased.

          To establish a LOI, you may complete the Letter of Intent section of your account application or service application. In order to benefit from the LOI, you or your financial intermediary must inform MFSC that the LOI is in effect each time shares of a fund are purchased.

     - RIGHT OF ACCUMULATION (ROA). Under the ROA, you may pay a reduced or no initial sales charge on purchases of Class A shares by aggregating the total dollar amount of your investment with your existing investments or any linked accounts in any class of any MFS fund (and the MFS Fixed Fund), based on the current maximum public offering price of the funds. For example, you will pay a sales charge on your current purchase at the rate applicable to the total value of all eligible accounts based on the sales charge schedule above.

     - LINKING ACCOUNTS FOR LOI AND ROA. For purposes of obtaining reduced sales charges under the LOI and ROA, you may combine the value of your current purchase of shares of an MFS fund with the value of existing accounts held with the MFS funds (or the MFS Fixed Fund) by you, your spouse (or legal equivalent under applicable state law), and your children under the age of 21.

          Eligible accounts that you may link under a LOI and ROA may include:

          -    Individual accounts;

          -    Joint accounts;

          - Trust accounts of which you, your spouse (or legal equivalent under applicable state law), or child under the age of 21 is the grantor;

          -    MFS 529 College Savings Plan accounts;

          -    Certain single-participant retirement plan accounts;

          -    Certain Individual Retirement Accounts;

          -    Uniform Gifts/Transfers to Minor Acts accounts; and

          - Accounts held in the name of your financial intermediary on your behalf, except accounts investing in Class W shares of certain MFS funds.

          In order to link such accounts under a LOI or ROA, the broker/dealer at the time of your current purchase must be the broker/dealer (or the clearing broker/dealer for your broker/dealer so long as your account is not aggregated by the clearing broker/dealer with other accounts) for any additional accounts to be linked. MFS fund shares held as follows cannot be combined with your current purchase for purposes of a LOI or ROA:

          - Shares held indirectly through financial intermediaries other than the broker/dealer for your current purchase (for example, shares held in a different broker/dealer's brokerage account or with a bank, an insurance company separate account or an investment adviser); or

          - Shares held directly in a MFS fund account on which the broker/dealer is different than the broker/dealer for your current purchase.

          It is your responsibility to inform the broker/dealer for each current purchase of any accounts held with the MFS funds that you believe are eligible to be linked under a LOI or a ROA. If you have not designated a broker/dealer, you should inform MFSC directly of any accounts held with the MFS funds that you believe are eligible to be linked under a LOI or a ROA. You should provide your financial intermediary (including MFSC if you have not designated a broker/dealer) with certain supporting information at the time of each purchase regarding accounts held with the MFS funds that are eligible to be combined for purposes of a LOI or ROA. Such information may include shareholder identification numbers or applicable account numbers or account statements. You should request that your financial intermediary provide this information to the funds or their agents when placing each purchase order.

          SPECIAL NOTE FOR LOI OR ROA ELIGIBLE ACCOUNTS LINKED PRIOR TO MAY 1, 2006. Any LOI or ROA eligible accounts linked prior to May 1, 2006,


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

          will remain linked to the extent the broker/dealer information for such accounts is not modified. In the event you change the broker/dealer for any such account, your accounts will no longer be eligible to be linked under a LOI or ROA. In addition, you will not be able to link additional accounts to the extent they do not meet the criteria discussed above.

     - AUTOMATIC EXCHANGE PLAN. If you have an account balance of at least $2,000 in the fund, you may participate in the automatic exchange plan, a dollar-cost averaging program. This plan permits you to make automatic periodic exchanges from your account in the fund for shares of the same class of other MFS funds. Exchanges will generally be made at net asset value without any sales charges. If you exchange shares out of the MFS Money Market Fund or MFS Government Money Market Fund, or if you exchange Class A shares out of the MFS Cash Reserve Fund into Class A shares of any other MFS fund, you will pay an initial sales charge if you have not already paid this charge on these shares.

     - SYSTEMATIC WITHDRAWAL PLAN. If you have an account balance of at least $5,000 in your account in the fund, you may elect to receive (or designate someone else to receive) regular periodic payments (of at least $50 if by check) through an automatic redemption of Class A, Class B, or Class C. For Class B and Class C shares, you may incur a CDSC when Class B or Class C shares are redeemed under the plan (or plans if more than one plan is established) if amounts greater than 10% of the value of your account are withdrawn under the plan(s) in any one year (with respect to Class B shares, determined at the time of your first withdrawal under the plan(s) or January 1, 2007, whichever is later and reset annually thereafter and with respect to Class C shares, determined at the time the plan is established). For Class A shares, you may incur a CDSC when Class A shares are redeemed under this plan.

     - DISTRIBUTION REINVESTMENT. You may automatically reinvest dividend and capital gain distributions in the same fund without paying an initial sales charge.

     - DISTRIBUTION INVESTMENT PROGRAM. You may automatically reinvest dividend and capital gain distributions into the same class of another MFS fund without paying a CDSC or an initial sales charge.

CALCULATION OF CDSC. As discussed above, certain investments in Class A, Class B, and Class C shares are subject to a CDSC. For purposes of calculating the CDSC, purchases made on any day during a calendar month will age one month on the last day of that month, and on the last day of each subsequent month. For example, a 1% CDSC on Class A shares purchased on August 10 will expire at the close of business on July 31 of the following calendar year, and a redemption of those shares made on or after August 1 of the following calendar year will not be subject to the CDSC.

Shares acquired through reinvestment of distributions are not subject to a CDSC. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. For purposes of determining the CDSC, if you sell only some of your shares, shares not subject to a CDSC are sold first, followed by shares held the longest.

DISTRIBUTION AND SERVICE FEES

The fund has adopted a plan in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the "Distribution Plan"). Under the Distribution Plan, the fund pays distribution and service fees to MFD to support the sale and distribution of Class A, Class B, and Class C shares, as well as shareholder servicing and account maintenance activities. These distribution and service fees equal on an annual basis up to the following maximum percentages of average daily net assets of the class:

                                                                 MAXIMUM TOTAL
                MAXIMUM DISTRIBUTION                            DISTRIBUTION AND
CLASS                   FEE              MAXIMUM SERVICE FEE      SERVICE FEE
--------------------------------------------------------------------------------
Class A                0.10%                     0.25%                0.35%
Class B                0.75%                     0.25%                1.00%
Class C                0.75%                     0.25%                1.00%

These fees are paid out of fund assets of the applicable class of shares. Because these fees are an ongoing expense of the fund, they increase the cost of your investment over time and may cost you more than other types of sales charges.

FINANCIAL INTERMEDIARY COMPENSATION

The term "financial intermediary" includes any broker/dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, third-party administrator, insurance company, and any other institutions having a selling, administration, or any similar agreement with MFD, MFS, or one of its affiliates.

Financial intermediaries receive various forms of compensation in connection with the sale of shares of a fund and/or the servicing of shareholder accounts. Financial intermediaries may receive such compensation (i) in the form of up front commissions and ongoing asset-based compensation paid by MFD based on sales charges received and expected to be received by MFD from shareholders and Distribution Plan distribution and service payments received by MFD from the fund, (ii) in the form of shareholder servicing payments paid by MFD and/or one or more of its affiliates (for purposes of this section only, collectively, "MFD") based on the receipt of such payments by MFD from the fund, and (iii) in the form of payments paid by MFD from MFD's own additional resources.

The types of payments described above are not exclusive. Accordingly, financial intermediaries may receive payments under all or any combination of the above-referenced categories and such payments can be significant to the financial intermediary. In addition, the compensation that financial intermediaries receive may vary by class of shares sold and among financial intermediaries. Depending upon the arrangements in place at any particular time, financial intermediaries may have a financial incentive to recommend a particular fund or share class.

Financial intermediaries may receive up front commissions of up to the following percentage amounts for sales of the following share classes:

                UP FRONT COMMISSION AS A
SHARE CLASS   PERCENTAGE OF OFFERING PRICE
------------------------------------------
  Class A                 5.75%
  Class B                 3.75%
  Class C                 1.00%

Financial intermediaries may also receive all or a portion of the following payments: Distribution Plan distribution and service fees as described in "Description of Share Classes - Distribution and Service Fees"; and shareholder servicing payments as described in "Management of the Fund - Shareholder Servicing Agent."

In addition, financial intermediaries may receive payments from MFD from MFD's own additional resources as incentives to market the MFS funds, to cooperate with MFD's promotional efforts and/or in recognition of their marketing, administrative services, and/or processing support. This compensation from MFD is not reflected in the fees and expenses listed in the fee table section of the fund's prospectus. MFD compensates financial intermediaries based on criteria established by MFD from time to time that consider, among other factors, the level and/or type of marketing and administrative support provided by the financial intermediary, the level of assets attributable to and/or sales by the financial intermediary and the quality of the overall relationship with the financial intermediary.

These additional payments by MFD may take the form of payments to financial intermediaries that provide marketing support and administrative services to MFD with respect to fund shares sold or held through the financial intermediary's retail distribution network and/or through programs such as retirement programs, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. MFD may also make payments to financial intermediaries to help offset the cost associated with client account maintenance support, statement preparation, and transaction processing. To the extent permitted by SEC and NASD rules and other applicable laws and regulations, MFD may make other payments or allow other promotional incentives or payments to financial intermediaries.

You can find further details in the SAI about the payments made by MFD and the services provided by financial intermediaries. Financial intermediaries may charge you additional fees and/or commissions other than those disclosed in this prospectus. You can ask your financial intermediary for information about any payments it receives from MFD and any services it provides, as well as about fees and/or commissions it charges. Financial intermediaries that sell fund shares may also act as a broker/dealer in connection with a MFS fund's purchase or sale of portfolio securities. However, the fund and MFS do not consider financial intermediaries' sales of shares of a MFS fund as a factor when choosing broker/dealers to effect portfolio transactions for the MFS funds.

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HOW TO PURCHASE, REDEEM, AND EXCHANGE SHARES

You may purchase, redeem, and exchange shares of the fund in the manner described below. If you buy or sell shares of a fund through a retirement account, 529 plan, or financial intermediary, the procedures for buying, selling, and exchanging shares of the fund and the features, policies and fees may differ from those discussed in this prospectus.

HOW TO PURCHASE SHARES

Your shares will be bought at the offering price (the net asset value per share plus any applicable initial sales charge) next calculated after your purchase order is received in proper form. MFSC reserves the right to reject any purchase order that is not in proper form. The specific requirements for proper form vary among account types and transactions. Certain restrictions apply to the use of a transfer on death registration. You or your financial intermediary should contact MFSC to obtain a Transfer on Death registration form and for information regarding MFSC's other requirements for transfer on death registrations.

The fund may reject for any reason, or cancel as permitted or required by law, any purchase orders, including exchanges. The fund may stop offering shares completely, or may offer shares only on a limited basis, for a period of time or permanently.

The fund is required by law to obtain from you certain personal information that will be used to verify your identify. If you do not provide the information, the fund may not be able to open your account. The fund must also take certain steps to verify that the account information you provide is correct.

CLASS A, CLASS B, AND CLASS C SHARES. With respect to Class A, Class B, and Class C shares, you can establish an account by having your financial intermediary process your purchase. The minimum initial investment is generally $1,000, except for: fee-based and wrap accounts offered through certain financial intermediaries, for which there is no minimum initial investment; and IRAs, for which the minimum initial investment is generally $250 ($200 for rollovers from certain Serviced Plans). In addition, the minimum initial investment is $50 for automatic investment or exchange plans. MFSC waives or lowers the initial investment minimum for certain types of investors and investments.

Purchases of Class B shares are subject to a total account value limitation at the time of purchase of $99,999, and purchases of Class C shares are subject to a total account value limitation at the time of purchase of $999,999. If your existing accounts for all share classes held with the MFS funds have a total value equal to $99,999 for Class B share purchases or $999,999 for Class C share purchases, you will not be able to purchase Class B or Class C shares, as applicable. For the purpose of determining your total account value, existing accounts for all share classes held with the MFS funds that are linked under a LOI or ROA will be included.

The fund or its agents may at their discretion accept a purchase request for Class B shares or Class C shares that would otherwise exceed the total account value limitation of $99,999 and $999,999, respectively, under certain circumstances, including, but not limited to, purchases by certain types of group retirement plans sponsored or serviced by MFS or an affiliate.

You may have your financial intermediary process your subsequent purchases or you may contact MFS directly. Generally, there is no minimum for subsequent investments except there is generally a $50 minimum for subsequent investments by check and through automatic exchange plans.

     -    ADDITIONAL PURCHASES DIRECTLY THROUGH MFSC.

          - BY MAIL. You may purchase additional shares by mailing a check with the returnable portion of your statement to MFSC.

          - BY TELEPHONE. You may purchase additional shares by transferring money by phone from your pre-designated bank account. You must elect this privilege on your account application or service application.

          - ELECTRONICALLY. You may purchase additional shares from a pre-designated bank account via the Internet at mfs.com (MFS Access). You must elect this privilege on your account application or service application and establish a personal identification number (PIN) on MFS Access to use this service.

          - BY WIRE. To purchase additional shares by wire, call MFSC for instructions.

          - AUTOMATIC INVESTMENT PLAN. You may purchase additional shares by automatically investing a designated amount from your checking or savings account on any day of the month. You must elect this privilege on your account application or service application.

     - ADDITIONAL PURCHASES THROUGH YOUR FINANCIAL INTERMEDIARY. You can have your financial intermediary purchase shares on your behalf. Your financial intermediary will be responsible for furnishing all necessary documents to MFSC and may charge you for this service.

HOW TO REDEEM SHARES

Your shares will be sold at the net asset value per share next calculated after your redemption order is received in proper form, minus any applicable CDSC. MFSC reserves the right to reject any redemption request that is not in proper form. The specific requirements for proper form vary among types of accounts and transactions. In certain circumstances, you may need to have your signature guaranteed and/or submit additional documentation to redeem your shares. In general, no signature guarantee is required for a redemption order for up to

$100,000 that is signed by all owners or fiduciaries identified in the account registration, paid as registered, and mailed to the address of record.

The fund normally sends out your redemption proceeds within seven days after your request is received in proper form. Under unusual circumstances, such as when the New York Stock Exchange is closed, trading on the Exchange is restricted, or as permitted by the SEC, the fund may suspend redemptions or postpone payment for more than seven days. Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected. This can take up to seven days after a purchase.

You may redeem your shares either by having your financial intermediary process your redemption or by contacting MFSC directly.

REDEEMING DIRECTLY THROUGH MFSC.

     - BY MAIL. To redeem shares by mail, you can send a letter to MFSC with the name of the fund, your account number, and the number of shares or dollar amount to be redeemed.

     - BY TELEPHONE. If a signature guarantee is not required, you can call MFSC to have shares redeemed from your account and proceeds mailed to the address of record on the account. You can also call MFSC to have shares redeemed from your account and the proceeds wired directly to a pre-designated bank account. You must elect this privilege on your account application or service application if you wish to have proceeds wired to your bank account.

     - ELECTRONICALLY. You can have shares redeemed from your account and the proceeds wired directly to a pre-designated bank account via the Internet at mfs.com (MFS Access). You must elect this privilege on your account application or service application and establish a personal identification number (PIN) on MFS Access to use this service.

     - SYSTEMATIC WITHDRAWAL PLAN. For Class A, Class B, or Class C shares, you may elect to automatically receive (or designate someone else to receive) regular periodic payments through an automatic redemption of such classes. Please contact MFSC for details.

REDEEMING THROUGH YOUR FINANCIAL INTERMEDIARY. You can have your financial intermediary process a redemption on your behalf. Your financial intermediary will be responsible for furnishing all necessary documents to MFSC and may charge you for this service.

SIGNATURE GUARANTEE/ADDITIONAL DOCUMENTATION. If a signature guarantee is required, your signature may be guaranteed by an eligible bank, broker/dealer, credit union, national securities exchange, registered securities association, clearing agency, or savings association. MFSC may require additional documentation for certain types of registrations and under certain circumstances.

Signature guarantees and this additional documentation shall be accepted in accordance with policies established by MFSC, and MFSC may, at its discretion, make certain exceptions to these requirements. Please contact MFSC with any questions and for the requirements for your particular situation.

SHARE CERTIFICATES. If certificates are outstanding for your shares, you may only redeem such shares by mailing the certificates to MFSC. Telephone, electronic, and systematic withdrawal plan redemptions and checkwriting are not available if certificates are outstanding for your shares.

REDEMPTIONS IN KIND. If, during any 90-day period, you redeem shares in an amount greater than the lesser of $250,000 or 1% of fund net assets, the fund has the right to pay the redemption amount above such threshold by a distribution in-kind of portfolio securities (redemption in kind). In the event that the fund makes a redemption in kind, you should expect to incur brokerage and other transaction charges when converting the securities to cash, and the securities may increase or decrease in value before you sell them.

INVOLUNTARY REDEMPTIONS. Because it is costly to maintain small accounts, the MFS funds have reserved the right to redeem your shares without your permission when your account contains less than $500 due to your redemptions or exchanges. Before the fund makes such a redemption, you will be notified and given 60 days to increase your investment to at least $500.

In addition, the MFS funds have reserved the right to redeem your shares without your permission in cases of threatening conduct or suspicious, fraudulent, or illegal activity. Any applicable CDSC will be assessed upon redemption of your shares.

HOW TO EXCHANGE SHARES

An exchange involves the redemption of shares of one fund and the purchase of shares of another fund.

EXCHANGE PRIVILEGE. You can exchange your shares for shares of the same class of most other MFS funds by having your financial intermediary process your exchange request or by contacting MFSC directly. Your shares will be bought at the net asset value next calculated after your exchange order is received in proper form.

You can exchange your Class A shares for shares of the MFS Money Market Fund or the MFS Government Money Market Fund.

Certain qualified retirement plans may make certain exchanges between the MFS funds and the MFS Fixed Fund. With respect to Class C shares subject to a CDSC, you will only be eligible to make the exchange to the MFS Fixed Fund if the CDSC would have been waived had the Class C shares been redeemed. Contact MFSC for information concerning transactions involving the MFS Fixed Fund.

The MFS funds allow certain financial intermediaries to place exchange orders on behalf of a group of their discretionary investment advisory clients ("group exchange orders"). As with any exchange request, the funds and their agents reserve the right to reject any group exchange order, and the funds' agents will generally reject any group exchange order received by the funds or their agents after 1 p.m., Eastern time. In addition, MFD has agreements with certain financial intermediaries which set forth the terms and conditions under which group exchange orders may be placed by these financial intermediaries. These conditions may be more restrictive than those applicable to individual exchange orders, and may include the requirement to provide the funds or their agents with advance notice of group exchange orders.

The minimum exchange amount is generally $1,000 (generally $50 for exchanges made under the automatic exchange plan) or all the shares in an account. MFSC waives or lowers the minimum exchange amount for certain types of investors and investments.

Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange. Shares will retain the CDSC schedule in effect based upon a pro rata share of the CDSC from the exchanged fund and the original purchase date of the shares subject to the CDSC.

Other funds may have different exchange restrictions. You should read the prospectus of the MFS fund into which you are exchanging and consider the differences in objectives, policies, and risks before making any exchange. The exchange privilege may be changed or discontinued at any time, and all exchanges are subject to certain limitations and MFS funds' policies concerning excessive trading practices, which are designed to protect the funds and their shareholders from the harmful effects of frequent trading.

OTHER CONSIDERATIONS

FREQUENT TRADING

     - RIGHT TO REJECT OR RESTRICT PURCHASE AND EXCHANGE ORDERS. The Board of Trustees of the MFS funds has adopted the purchase and exchange limitation policies described below, which it believes are reasonably designed to discourage frequent fund share transactions. MFSC seeks to monitor and enforce these policies, subject to oversight by the Board of Trustees, pursuant to procedures approved by the Board of Trustees. The MFS funds may alter their policies at any time without notice to shareholders.

     - GENERAL PURCHASE AND EXCHANGE LIMITATION POLICIES. The MFS funds reserve the right to restrict, reject, or cancel (with respect to cancellations, within one business day of the order), without any prior notice, any purchase or exchange order, including transactions believed to represent frequent trading activity. For example, MFSC may in its discretion restrict, reject, or cancel a purchase or exchange order even if the transaction is not subject to specific exchange or other limitations described in this prospectus if MFSC determines that accepting the order could interfere with the efficient management of a fund's portfolio, increase costs to the fund, dilute the value of an investment in the fund to long-term shareholders, or otherwise not be in the fund's best interests. In the event that MFSC rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed. Each MFS fund reserves the right to delay for one business day the processing of exchange requests in the event that, in MFSC's judgment, such delay would be in the fund's best interest, in which case both the redemption and purchase side of the exchange will receive the fund's net asset values at the conclusion of the delay period.

     - SPECIFIC EXCHANGE AND PURCHASE LIMITATION POLICIES. Under the MFS Funds' purchase and exchange limitation policy, MFSC will generally restrict, reject or cancel purchase and exchange orders if MFSC determines that an accountholder has made two exchanges, each in an amount of $5,000 or more, out of an account in an MFS fund during a calendar quarter ("two exchange limit"). This policy does not apply to exchanges:

          -    out of the MFS money market funds; or

          - initiated by a retirement plan trustee or sponsor rather than by a plan participant, and other similar non-discretionary exchanges (e.g., in connection with fund mergers/acquisitions/liquidations).

          In circumstances where shareholders hold shares through financial intermediaries, the MFS funds may rely upon the financial intermediary's policy to restrict frequent trading and its monitoring of such policy in lieu of the MFS funds' two-exchange limit if MFSC believes that the financial intermediary's policy is reasonably designed to identify and curtail trading activity that is not in the best interest of the fund.

          In addition, MFSC may make exceptions to this policy if, in its judgment, the transaction does not represent frequent trading activity, such as purchases made through systematic purchase plans or payroll contributions. In applying this policy, MFSC considers the information available to it at the time and reserves the right to consider trading multiple accounts under common ownership, control, or influence to be trading out of a single account.

          Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the accountholder (e.g., a shareholder who on the same day exchanges $6,000 from one MFS fund into two other MFS funds, by exchanging $3,000 into each of the two MFS funds, will be viewed as having made one exchange transaction exceeding $5,000 in value).

     - LIMITATIONS ON THE ABILITY TO DETECT AND CURTAIL FREQUENT TRADING PRACTICES. Shareholders seeking to engage in frequent trading practices may deploy a variety of strategies to avoid detection, and, despite the efforts of MFSC to prevent frequent trading, there is no assurance that MFSC will be able to identify such shareholders or curtail their trading practices. The ability of MFSC to detect and curtail frequent trading practices may also be limited by operational systems and technological limitations.

          MFSC receives purchase, exchange, and redemption orders through certain financial intermediaries that hold omnibus accounts with an MFS fund. Omnibus account arrangements are common forms of holding shares of MFS funds, particularly among certain financial intermediaries such as brokers, retirement and 529 plans, investment advisors, and variable insurance products. A financial intermediary's policy restricting frequent trading may be more or less restrictive than the MFS funds' policies, may permit certain transactions not permitted by the MFS funds' policies, or prohibit transactions not subject to the MFS funds' policies.

          MFSC is generally not able to identify trading by a particular underlying shareholder within an omnibus account, which makes it difficult or impossible to determine if a particular underlying shareholder has violated the two exchange limit or is otherwise engaged in frequent trading. However, MFSC reviews trading activity at the omnibus level to detect suspicious trading activity. If MFSC detects suspicious trading activity at the omnibus level it will contact the financial intermediary to request underlying shareholder level activity to determine whether there is underlying shareholder level frequent trading. In certain instances, a financial intermediary may be unwilling or unable to provide MFSC with information about underlying shareholder level activity.

          If frequent trading is identified, MFSC will take appropriate action. MFSC's ability to monitor and deter frequent trading in omnibus accounts at the underlying shareholder level is dependent upon the capability and cooperation of the financial intermediary. Accordingly, depending upon the composition of a fund's shareholder accounts, the level of cooperation provided by the financial intermediary and in light of efforts made by certain shareholders to evade these limitations, MFSC may not be in a position to monitor and deter frequent trading with respect to a significant percentage of a fund's shareholders. You should consult your financial intermediary regarding the application of these limitations and whether your financial intermediary imposes any additional or different limitations.

     - FREQUENT TRADING RISKS. To the extent that the MFS funds or their agents are unable to curtail excessive trading practices in a fund, these practices may interfere with the efficient management of the fund's portfolio, may result in increased transaction and administrative costs, and may adversely impact the fund's performance.

          In addition, to the extent that the fund invests in foreign securities, the interests of long-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the fund's investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the time the fund determines its net asset value. The fund's use of fair valuation can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that the fund's fair valuation policies and procedures will prevent dilution of the fund's net asset value by short-term traders.

          To the extent that the fund invests in securities that trade infrequently or are difficult to value, such as the securities of smaller companies, high yield debt instruments, and floating rate loans, the interests of long-term shareholders may be diluted as a result of price arbitrage, a short-term trading strategy that seeks to exploit perceived pricing inefficiencies in the fund's investments. Such short-term trading strategies may interfere with efficient management of the fund's portfolio to a greater degree than funds that invest in more frequently traded or liquid securities, in part because the fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of fund shares held by other shareholders.

UNAUTHORIZED TRANSACTIONS. MFS will not be responsible for losses that result from unauthorized transactions unless MFSC does not follow procedures reasonably designed to verify your identity. If an account has more than one owner or authorized person, MFSC will accept telephone and online instructions from any one owner or authorized person. It is important that you contact MFSC immediately about any transactions you believe to be unauthorized.

ABILITY TO CONTACT MFSC. Certain methods of contacting MFSC, such as by mail, telephone, or electronically, may be unavailable or delayed (for example, after natural disasters or during periods of significant/major political, social, or economic instability).

RESERVATION OF OTHER RIGHTS. In addition to the rights expressly stated elsewhere in this prospectus, MFSC reserves the right to: 1) alter, add, or discontinue any conditions of purchase, service, or privilege at any time without notice; and 2) freeze any account or suspend account services when MFSC has received reasonable notice (written or otherwise) of a dispute between registered or beneficial account owners or when MFSC believes a fraudulent transaction may occur or has occurred.

ANTI-MONEY LAUNDERING RESTRICTIONS. Federal law requires the fund to implement policies and procedures reasonably designed to prevent, detect and report money laundering and other illegal activity. The fund, consistent with applicable federal law, may redeem your shares and close your account; suspend, restrict or cancel purchase and redemption orders; process redemption requests and withhold your proceeds; and take other action if it is unable to verify your identity within a reasonable time or conduct required due diligence on your account or as otherwise permitted by its anti-money laundering policies and procedures. Any applicable CDSC will be assessed upon redemption of your shares.

CONFIRMATIONS IN QUARTERLY STATEMENTS. Transactions made under certain periodic investment and withdrawal programs (including reinvestment plans) will be confirmed on quarterly account statements.

OTHER INFORMATION

VALUATION

The price of each class of the fund's shares is based on its net asset value. The net asset value of each class of shares is determined each day the New York Stock Exchange (the Exchange) is open for trading as of the close of regular trading on the Exchange (generally 4:00 p.m. Eastern time). However, net asset value may be calculated earlier as permitted by the SEC. Net asset value per share is computed by dividing the net assets allocated to each share class by the number of shares outstanding for that class. On days when the Exchange is closed (such as weekends and holidays), net asset value is not calculated, and the fund does not transact purchase and redemption orders. To the extent the funds assets are traded in other markets on days when the fund does not price its shares, the value of the fund's assets may change when you will not be able to purchase or redeem shares.

To determine net asset value, the fund's investments for which reliable market quotations are readily available are valued at market value. Certain short term debt instruments are valued at amortized cost.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund's investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees.

Under the fund's valuation policies and procedures, market quotations are not considered to be readily available for many types of debt instruments and certain types of derivatives. These investments are generally valued at fair value based on information from independent pricing services. These valuations can be based on both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

In addition, investments may be valued at fair value if the adviser determines that an investment's value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as a foreign exchange or market) and prior to the determination of the funds net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the funds net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the funds foreign equity securities may often be valued at fair value. The adviser may rely on independent pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the funds net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the fund's net asset value may differ from quoted or published prices for the same investments.

DISTRIBUTIONS

The fund intends to declare and pay a dividend to shareholders at least annually.

Any capital gains are distributed at least annually.

DISTRIBUTION OPTIONS

The following distribution options are generally available:

     - Dividend and capital gain distributions reinvested in additional shares (THIS OPTION WILL BE ASSIGNED IF NO OTHER OPTION IS SPECIFIED);

     - Dividend distributions in cash; capital gain distributions reinvested in additional shares;

     -    Dividend and capital gain distributions in cash; or

     - Dividend and capital gain distributions reinvested into the same class of shares of another MFS Fund.

The distribution option for accounts with dividend distributions of less than $10 will generally be changed to reinvestment in additional shares of the fund. If you have elected to receive distributions in cash, and the postal service is unable to deliver checks to your address of record, or you do not respond to mailings from MFSC with regard to uncashed distribution checks, your distribution option may be converted to having all distributions reinvested in additional shares. You should contact MFSC to change your distribution option, and your request to do so must be received by MFSC before the record date for a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution checks.

TAX CONSIDERATIONS

The following discussion is very general. You are urged to consult your tax adviser regarding the effect that an investment in the fund may have on your particular tax situation, including possible foreign, state, and local taxes. Also, this discussion does not apply to shares of the fund held through tax-exempt retirement plans.

The fund expects to distribute substantially all of its income and gains annually. Distributions from the fund are taxable whether you receive them in cash or reinvest them in additional shares. If you buy shares when a fund has realized but not yet distributed ordinary income or capital gains, you will pay full price for the shares and then receive a portion back as a taxable distribution.

Any gain resulting from the sale or exchange of your shares will generally also be subject to tax.

For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the fund owned the investments that generated them, rather than how long you have owned your shares. Distributions of net capital gains from the sale of investments that the fund owned for more than one year and that are properly designated by the fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the fund owned for one year or less will be taxable as ordinary income. For taxable years beginning before January 1, 2011, if some or all of the fund's income derives from "qualified dividend income" and if you are an individual who meets holding period and other requirements with respect to the fund's shares, those distributions that are properly designated by the fund as derived from "qualified dividend income" are taxed at the rates applicable to long-term capital gains.

Long-term capital gain rates applicable to most individuals have been temporarily reduced for taxable years beginning before January 1, 2011.

The Form 1099 that is mailed to you every January details your distributions and how they are treated for federal tax purposes.

PROVISION OF ANNUAL AND SEMIANNUAL REPORTS AND PROSPECTUSES

The fund produces financial reports every six months and updates its prospectus annually. To avoid sending duplicate copies of materials to households, only one copy of the fund's annual and semiannual report and prospectus will be mailed to shareholders having the same residential address on the fund's records. However, any shareholder may contact MFSC (please see back cover for address and telephone number) to request that copies of these reports and prospectuses be sent personally to that shareholder.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand a fund's financial performance for the past five years (or, if shorter, the period of the fund's operation). Certain information reflects financial results for a single fund share. This table details the financial performance of the Predecessor Fund for the past five years (or, if shorter, the period of the fund's operations). On January 3, 2007, the fund acquired all of the assets of the Predecessor Fund pursuant to an agreement and plan of reorganization in exchange for Class A and Class C shares of the fund. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all distributions) held for the entire period. This information has been audited by the Predecessor Fund's independent registered public accounting firm, whose report, together with the Predecessor Fund's financial statements, are included in the Predecessor Fund's Annual Report to shareholders. The Predecessor Fund's Annual Report is available upon request by contacting MFS Service Center, Inc. (please see back cover for address and telephone number). The financial statements contained in the Annual Report are incorporated by reference into the SAI. The Predecessor Fund's independent registered public accounting firm was Briggs, Bunting & Dougherty, LLP. The fund's independent registered public accounting firm is Ernst & Young LLP.

Class B shares of the fund commenced investment operations on January 3, 2007; therefore, no financial highlights are included.

                                                                         YEARS ENDED 10/31

                                                           2006       2005      2004      2003      2002
CLASS A
Net Asset Value, Beginning of Year                       $ 16.77    $ 15.10    $13.11    $10.39    $10.67
                                                         -------    -------    ------    ------    ------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss                                        (0.03)     (0.06)    (0.08)    (0.10)    (0.09)
Net realized and unrealized gain/(loss) on investments      1.84       2.34      2.07      2.82     (0.19)
                                                         -------    -------    ------    ------    ------
Total from investment operations                            1.81       2.28      1.99      2.72     (0.28)
                                                         -------    -------    ------    ------    ------
LESS DIVIDENDS AND DISTRIBUTIONS
Distributions from net realized capital gains              (1.08)     (0.61)       --        --        --
                                                         -------    -------    ------    ------    ------
Total dividends and distributions                          (1.08)     (0.61)       --        --        --
Net Asset Value, End of Year                             $ 17.50    $ 16.77    $15.10    $13.11    $10.39
                                                         =======    =======    ======    ======
TOTAL RETURN                                               11.22%     15.33%    15.18%    26.18%    (2.62)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in thousands)                   $15,405    $11,078    $6,711    $4,446    $3,127
RATIO OF EXPENSES TO AVERAGE NET ASSETS
Before reimbursement of expenses by advisor                 2.90%      2.82%     2.62%     2.40%     2.23%
After reimbursement of expenses by advisor                  1.75%      1.75%     1.75%     1.75%     1.75%
RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS
Before reimbursement of expenses by advisor                (1.34)%    (1.46)%   (1.42)%   (1.54)%   (1.25)%
After reimbursement of expenses by advisor                 (0.19)%    (0.39)%   (0.55)%   (0.89)%   (0.77)%
Portfolio Turnover Rate                                      168%       107%      133%      100%      137%

                                                               YEARS ENDED 10/31

                                                           2006       2005      2004*
CLASS C
Net Asset Value, Beginning of Year                       $16.78     $15.11     $14.64
                                                         ------     ------     ------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss                                       (0.12)     (0.04)     (0.13)
Net realized and unrealized gain/(loss) on investments     1.80       2.32       0.60
                                                         ------     ------     ------
Total from investment operations                           1.68       2.28       0.47
                                                         ------     ------     ------
LESS DIVIDENDS AND DISTRIBUTIONS
Distributions from net realized capital gains             (1.08)     (0.61)        --
                                                         ------     ------     ------
Total dividends and distributions                         (1.08)     (0.61)        --
Net Asset Value, End of Year                             $17.38     $16.78     $15.11
                                                         ======     ======     ======
TOTAL RETURN                                              10.40%     15.31%      3.21%(2)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in thousands)                   $  139     $   39     $  0(3)
RATIO OF EXPENSES TO AVERAGE NET ASSETS
Before reimbursement of expenses by advisor                3.65%      3.57%      3.37%(1)
After reimbursement of expenses by advisor                 2.50%      2.50%      2.50%(1)
RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS
Before reimbursement of expenses by advisor               (2.09)%    (2.21)%    (2.17)%(1)
After reimbursement of expenses by advisor                (0.94)%    (1.14)%    (1.30)%(1)
Portfolio Turnover Rate                                     168%       107%       133%

*    Commenced operations on March 1, 2004

(1)  Annualized

(2)  Not Annualized

(3)  Net Assets as of October 31, 2004 were $103

MFS SECTOR ROTATIONAL FUND

SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF TRUSTEES. The Board of Trustees of the MFS funds has adopted procedures by which shareholders may send communications to the Board. Shareholders may mail written communications to the Board to the attention of the Board of Trustees, [fund name], Massachusetts Financial Services Company, 500 Boylston Street, Boston, MA 02116-3741,
Attention: Frank Tarantino, Independent Chief Compliance Officer of the Fund. Shareholder communications must (i) be in writing and be signed by the shareholder, (ii) identify the MFS fund to which they relate and (iii) identify the class and number of shares held by the shareholder.

IF YOU WANT MORE INFORMATION ABOUT MFS SECTOR ROTATIONAL FUND, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

ANNUAL/SEMIANNUAL REPORTS. These reports contain information about the fund's actual investments. Annual reports discuss the effect of recent market conditions and investment strategies on the fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI). The SAI, dated November 1, 2006, as revised September 1, 2007, provides more detailed information about the fund and is incorporated into this prospectus by reference.

You can get free copies of the annual/semiannual reports, the SAI and other information about the fund, and make inquiries about the fund, by contacting:

          MFS Service Center, Inc.
          500 Boylston Street
          Boston, MA 02116-3741
          Telephone: 1-800-225-2606
          Internet: mfs.com

Information about the fund (including its prospectus, SAI and shareholder reports) can be reviewed and copied at the:

          Public Reference Room
          Securities and Exchange Commission
          Washington, D.C., 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 202-942-8090. Reports and other information about the fund are available on the Edgar Database on the Commission's Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

           The fund's Investment Company Act file number is 811-21780.

[MFS(R) LOGO]          STATEMENT OF ADDITIONAL INFORMATION
INVESTMENT MANAGMENT   NOVEMBER 1, 2006 AS REVISED SEPTEMBER 1, 2007

MFS SECTOR ROTATIONAL FUND
A SERIES OF MFS SERIES TRUST XII
500 BOYLSTON STREET, BOSTON, MA 02116

This Statement of Additional Information ("SAI") contains additional information about the Fund and should be read in conjunction with the Fund's Prospectus dated November 1, 2006 as revised September 1, 2007. The Fund's financial statements are incorporated into this SAI by reference to the Fund's most recent Annual Report to shareholders. A copy of the Annual Report accompanies this SAI. You may obtain a copy of the Fund's Prospectus and Annual Report without charge by contacting the Fund's transfer agent, MFS Service Center, Inc. (please see the back cover of Part II of this SAI for address and telephone number).

This SAI is divided into two Parts -- Part I and Part II. Part I contains information that is particular to the Fund, while Part II contains information that generally applies to all of the funds in the MFS Family of Funds (the "MFS Funds"). Each part of this SAI has a variety of appendices which can be found at the end of Part I and Part II, respectively.

THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

STATEMENT OF ADDITIONAL INFORMATION (SAI) - PART I

Part I of this SAI contains information that is particular to the Fund.

DEFINITIONS                                                                    1
MANAGEMENT OF THE FUND                                                         1
SALES CHARGES AND DISTRIBUTION PLAN PAYMENTS                                   2
INVESTMENT STRATEGIES, RISKS, AND RESTRICTIONS                                 3
TAX CONSIDERATIONS                                                             3
PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS                               3
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS         3
APPENDIX A - TRUSTEE COMPENSATION AND COMMITTEES                             A-1
APPENDIX B - SHARE OWNERSHIP                                                 B-1
APPENDIX C - PORTFOLIO MANAGER(S)                                            C-1
APPENDIX D - CERTAIN SERVICE PROVIDER COMPENSATION                           D-1
APPENDIX E - SALES CHARGES AND DISTRIBUTION PLAN PAYMENTS                    E-1
APPENDIX F - PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS                F-1

DEFINITIONS

"Fund" - MFS Sector Rotational Fund, a series of the Trust.

"Trust" - MFS Series Trust XII, a Massachusetts business trust, organized on June 27, 2005.

"MFS" or "Adviser" - Massachusetts Financial Services Company, a Delaware corporation.

"Valley Forge" or the "Sub-Adviser" - Valley Forge Capital Advisors, Inc., a Delaware corporation.

"MFD" - MFS Fund Distributors, Inc., a Delaware corporation.

"MFSC" - MFS Service Center, Inc., a Delaware corporation.

"Prospectus" - The Prospectus of the Fund, dated November 1, 2006 as revised September 1, 2007, as amended or supplemented from time to time.

MANAGEMENT OF THE FUND

THE FUND

The Fund is a non-diversified series of the Trust. The Trust is an open-end management investment company.

TRUSTEES AND OFFICERS - IDENTIFICATION AND BACKGROUND

The identification and background of the Trustees and officers of the Trust are set forth in APPENDIX A to Part II of this SAI.

TRUSTEE COMPENSATION AND COMMITTEES

Compensation paid to the non-interested Trustees for certain specified periods, as well as information regarding committees of the Board of Trustees, is set forth in APPENDIX A to this Part I.

SHARE OWNERSHIP

Information concerning the ownership of Fund shares by Trustees and officers of the Trust as a group, as well as the dollar value range of each Trustee's share ownership in the Fund and, on an aggregate basis, in all MFS Funds overseen by the Trustee, by investors who are deemed to "control" the Fund, if any, and by investors who own 5% or more of any class of Fund shares, if any, is set forth in APPENDIX B to this Part I.


                                    Part I-1

PORTFOLIO MANAGER(S)

Information regarding the Fund's portfolio manager(s), including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is set forth in APPENDIX C to this Part I.

CERTAIN SERVICE PROVIDER COMPENSATION

Compensation paid by the Fund to certain of its service providers for advisory services, administrative services, and transfer agency services, and paid for MFS for sub-advisory services, for certain specified periods, are set forth in APPENDIX D to this Part I.

CUSTODIAN

State Street Bank and Trust Company, with a place of business at 225 Franklin St., Boston, MA 02110, serves as the custodian of the assets of the Fund (the "Custodian"). The Custodian is responsible for safekeeping and controlling the Fund's cash and securities, handling the receipt and delivery of securities, collecting interest and dividends on the Fund's investments, serving as the Fund's foreign custody manager, providing reports on foreign securities depositaries, maintaining books of original entry and other required books and accounts for the Fund, and calculating the daily net asset value of each class of shares of the Fund. The Fund may invest in securities of the Custodian and may deal with the Custodian as principal in securities transactions.

The Fund has an expense offset arrangement that reduces the Fund's custodian fees based upon the amount of cash maintained by the Fund with its custodian.

SALES CHARGES AND DISTRIBUTION PLAN PAYMENTS

SALES CHARGES

Sales charges paid for certain specified periods in connection with the purchase and sale of the Fund's shares are set forth in APPENDIX E to this Part I.

DISTRIBUTION PLAN PAYMENTS

Payments made by the Fund under the Fund's plan in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the "Distribution Plan"), for the Fund's most recent fiscal year, are set forth in APPENDIX E to this Part I.


                                    Part I-2

INVESTMENT STRATEGIES, RISKS, AND RESTRICTIONS

INVESTMENT STRATEGIES AND RISKS

Certain investment strategies and risks are described in APPENDIX E to Part II of this SAI.

INVESTMENT RESTRICTIONS

The Fund has adopted certain investment restrictions which are described in APPENDIX F of Part II of this SAI.

TAX CONSIDERATIONS

For a discussion of tax considerations, see Part II of this SAI.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

Brokerage commissions paid by the Fund for certain specified periods, information concerning purchases by the Fund of securities issued by its regular broker/dealers for its most recent fiscal year, and information concerning the amount of transactions and related commissions to broker/dealer firms that MFS has determined provide valuable research for the Fund's most recent fiscal year, are set forth in APPENDIX F to this Part I. Portfolio transactions and brokerage commissions are more fully described in Part II of this SAI under the heading "Portfolio Transactions and Brokerage Commissions."

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

Ernst & Young LLP is the Independent Registered Public Accounting Firm, providing audit services, tax return review, and other related services and assistance in connection with the review of various Securities and Exchange Commission filings.

The Portfolio of Investments and the Statement of Assets and Liabilities at October 31, 2006, the Statement of Operations for the year ended October 31, 2006, the Statement of Changes in Net Assets for the year ended October 31, 2006, and the Notes to Financial Statements, each of which is included in the Annual Report to Shareholders of the Fund, are incorporated by reference into this SAI in reliance upon the report of Briggs, Bunting & Dougherty, the predecessor fund's independent registered public accounting firm, given upon their authority as experts in accounting and auditing. A copy of the Annual Report accompanies this SAI.


                                    Part I-3

                                                             PART I - APPENDIX A

TRUSTEE COMPENSATION AND COMMITTEES

The Fund pays the non-interested Trustees an annual fee plus a fee for each meeting attended. In addition, the non-interested Trustees are reimbursed for their out-of-pocket expenses.

TRUSTEE COMPENSATION TABLE

                           TRUSTEE    RETIREMENT BENEFITS   TOTAL TRUSTEE FEES
                          FEES FROM    ACCRUED AS PART OF   FROM FUND AND FUND
TRUSTEE NAME               FUND(1)        FUND EXPENSE          COMPLEX(2)
------------------------------------------------------------------------------
INTERESTED TRUSTEES
Robert J. Manning            N/A              N/A                   N/A
Robert C. Pozen              N/A              N/A                   N/A
NON-INTERESTED TRUSTEES
Robert E. Butler             N/A              N/A                $210,289
Lawrence H. Cohn, M.D        N/A              N/A                $208,289
David H. Gunning             N/A              N/A                $219,642
William R. Gutow             N/A              N/A                $208,289
Michael Hegarty              N/A              N/A                $209,289
J. Atwood Ives               N/A              N/A                $285,289
Amy B. Lane(3)               N/A              N/A                $ 50,423
Lawrence T. Perera           N/A              N/A                $228,289
J. Dale Sherratt             N/A              N/A                $250,289
Laurie J. Thomsen            N/A              N/A                $209,289
Robert W. Uek                N/A              N/A                $227,789

(1)  The Fund is newly organized and has not yet paid fees to the Trustees.

(2) Information provided is for calendar year 2006. Each Trustee receiving compensation served as Trustee of 97 funds within the MFS Fund complex (having aggregate net assets at December 31, 2006, of approximately $102 billion).

(3)  Ms. Lane retired as a Trustee of the MFS Funds on February 22, 2006.

Retirement Benefit Deferral Plan-- Under a Retirement Benefit Deferral Plan, certain Trustees have deferred benefits from a prior retirement plan. The value of the benefits is periodically readjusted as though the Trustee had invested an equivalent amount in Class A shares of the Fund(s) designated by such Trustee. The value of the deferred benefits will be paid to the Trustees upon retirement or thereafter. The plan does not obligate a Fund to retain the services of any Trustee or pay any particular level of compensation to any Trustee. The plan is not funded and a Fund's obligation to pay the Trustee's deferred compensation is a general unsecured obligation.


                                   Part I-A-1

COMMITTEES

The Board has established the following Committees:

                   NUMBER OF
                  MEETINGS IN
NAME OF           LAST FISCAL                                         CURRENT
COMMITTEE            YEAR^      FUNCTIONS                             MEMBERS(1)
----------------------------------------------------------------------------------------
AUDIT COMMITTEE        11       Oversees the accounting and           Butler*, Gutow*,
                                auditing procedures of the Fund       Sherratt*,
                                and, among other duties,              Thomsen*, and
                                considers the selection of the        Uek*
                                independent accountants for the
                                Fund and the scope of the audit,
                                and considers the effect on the
                                independence of those
                                accountants of any non-audit
                                services such accountants
                                provide to the Fund and any
                                audit or non-audit services such
                                accountants provide to other
                                MFS Funds, MFS and/or certain
                                affiliates. The Committee is also
                                responsible for establishing
                                procedures for the receipt,
                                retention, and treatment of
                                complaints received by the Fund
                                regarding accounting, internal
                                accounting controls, or auditing
                                matters and the confidential,
                                anonymous submission of
                                concerns regarding questionable
                                fund accounting matters by
                                officers of the Fund and
                                employees of the Fund's
                                investment adviser,
                                administrator, principal
                                underwriter, or any other
                                provider of accounting-related
                                services to the Fund.

COMPLIANCE AND          8       Oversees the development and          Butler*, Cohn*,
GOVERNANCE                      implementation of the Fund's          Gunning*, Gutow*,
COMMITTEE                       regulatory and fiduciary              and Sherratt*
                                compliance policies, procedures,
                                and practices under the 1940
                                Act, and other applicable laws,
                                as well as oversight of
                                compliance policies of the Fund's
                                investment adviser and certain
                                other service providers as they


                                   Part I-A-2

                   NUMBER OF
                  MEETINGS IN
NAME OF           LAST FISCAL                                         CURRENT
COMMITTEE            YEAR^      FUNCTIONS                             MEMBERS(1)
----------------------------------------------------------------------------------------
                                relate to Fund activities. The
                                Fund's Independent Chief
                                Compliance Officer reports
                                directly to the Committee and
                                assists the Committee in carrying
                                out its responsibilities. In
                                addition, the Committee advises
                                and makes recommendations to
                                the Board on matters concerning
                                Trustee practices and
                                recommendations concerning
                                the functions and duties of the
                                committees of the Board.

CONTRACTS              4        Requests, reviews, and considers      All non-interested
REVIEW                          the information deemed                Trustees of the
COMMITTEE                       reasonably necessary to evaluate      Board (Butler,
                                the terms of the investment           Cohn, Gunning,
                                advisory and principal                Gutow, Hegarty,
                                underwriting agreements and           Ives, Perera,
                                the Plan of Distribution under        Sherratt, Thomsen,
                                Rule 12b-1 that the Fund              and Uek)
                                proposes to renew or continue,
                                and to make its
                                recommendations to the full
                                Board of Trustees on these
                                matters.

NOMINATION AND         3        Recommends qualified                  All non-interested
COMPENSATION                    candidates to the Board in the        Trustees of the
COMMITTEE                       event that a position is vacated      Board (Butler,
                                or created. The Committee will        Cohn, Gunning,
                                consider recommendations by           Gutow, Hegarty,
                                shareholders when a vacancy           Ives, Perera,
                                exists. Shareholders wishing to       Sherratt, Thomsen,
                                recommend candidates for              and Uek)
                                Trustee for consideration by the
                                Committee may do so by writing
                                to the Fund's Secretary at the
                                principal executive office of the
                                Fund. Such recommendations
                                must be accompanied by
                                biographical and occupational
                                data on the candidate (including
                                whether the candidate would be
                                an "interested person" of the
                                Fund), a written consent by the
                                candidate to be named as a


                                   Part I-A-3

                   NUMBER OF
                  MEETINGS IN
NAME OF           LAST FISCAL                                         CURRENT
COMMITTEE            YEAR^      FUNCTIONS                             MEMBERS(1)
----------------------------------------------------------------------------------------
                                nominee and to serve as Trustee
                                if elected, record and ownership
                                information for the
                                recommending shareholder with
                                respect to the Fund, and a
                                description of any arrangements
                                or understandings regarding
                                recommendation of the
                                candidate for consideration. The
                                Committee is also responsible
                                for making recommendations to
                                the Board regarding any
                                necessary standards or
                                qualifications for service on the
                                Board. The Committee also
                                reviews and makes
                                recommendations to the Board
                                regarding compensation for the
                                non-interested Trustees.

PORTFOLIO              7        Oversees the policies,                Cohn*, Gunning*,
TRADING AND                     procedures, and practices of the      Hegarty*, and
MARKET REVIEW                   Fund with respect to brokerage        Perera*
COMMITTEE                       transactions involving portfolio
                                securities as those policies,
                                procedures, and practices are
                                carried out by MFS and its
                                affiliates. The Committee also
                                oversees the administration of
                                the Fund's proxy voting policies
                                and procedures by MFS. In
                                addition, the Committee receives
                                reports from MFS regarding the
                                policies, procedures, and
                                practices of MFS and its affiliates
                                in connection with their
                                marketing and distribution of
                                shares of the Fund.

PRICING                8        Oversees the determination of         Hegarty*, Perera*,
COMMITTEE                       the value of the portfolio            Thomsen*, and
                                securities and other assets held      Uek*
                                by the Fund and determines or
                                causes to be determined the fair
                                value of securities and assets for
                                which market quotations are not
                                "readily available" in
                                accordance with the 1940 Act.


                                   Part I-A-4

                   NUMBER OF
                  MEETINGS IN
NAME OF           LAST FISCAL                                         CURRENT
COMMITTEE            YEAR^      FUNCTIONS                             MEMBERS(1)
----------------------------------------------------------------------------------------
                                The Committee delegates
                                primary responsibility for
                                carrying out these functions to
                                MFS and MFS' internal valuation
                                committee pursuant to pricing
                                policies and procedures
                                approved by the Committee and
                                adopted by the full Board. These
                                policies include methodologies
                                to be followed by MFS in
                                determining the fair values of
                                portfolio securities and other
                                assets held by the Fund for
                                which market quotations are not
                                readily available. The Committee
                                meets periodically with the
                                members of MFS' internal
                                valuation committee to review
                                and assess the quality of fair
                                valuation and other pricing
                                determinations made pursuant
                                to the Fund's pricing policies and
                                procedures, and to review and
                                assess the policies and
                                procedures themselves. The
                                Committee also exercises the
                                responsibilities of the Board
                                under the Amortized Cost
                                Valuation Procedures approved
                                by the Board on behalf of each
                                Fund which holds itself out as a
                                "money market fund" in
                                accordance with Rule 2a-7 under
                                the 1940 Act.

SERVICES               6        Reviews and evaluates the             Gunning*,
CONTRACTS                       contractual arrangements of the       Sherratt*,
COMMITTEE                       Fund relating to transfer agency,     Thomsen*,
                                administrative services, custody,     and Uek*
                                pricing and bookkeeping
                                services, and lending of portfolio
                                securities, and makes
                                recommendations to the full
                                Board of Trustees on these
                                matters.

^ The Fund is newly organized. These numbers reflect meetings held for the MFS Family of Funds.

(1)  The Trustees' Identification and Background are set forth in Appendix A to
     Part II.

* Non-interested or independent Trustees. Although Mr. Ives is not a member of all Committees of the Board, he is invited to and attends many of the Committees' meetings in his capacity as Chair of the Trustees.


                                   Part I-A-5

                                                             PART I - APPENDIX B

SHARE OWNERSHIP

OWNERSHIP BY TRUSTEES AND OFFICERS

As of February 5, 2007, the current Trustees and officers of the Trust as a group owned less than 1% of any class of the Fund's shares. The following table shows the dollar range of equity securities beneficially owned by each current Trustee in the Fund and, on an aggregate basis, in all MFS Funds overseen by each current Trustee, as of December 31, 2006.

The following dollar ranges apply:

N. None
A. $1 - $10,000
B. $10,001 - $50,000
C. $50,001 - $100,000
D. Over $100,000

                                                     AGGREGATE DOLLAR RANGE OF
                          DOLLAR RANGE OF EQUITY   EQUITY SECURITIES IN ALL MFS
NAME OF TRUSTEE           SECURITIES IN THE FUND     FUNDS OVERSEEN BY TRUSTEE
-------------------------------------------------------------------------------
INTERESTED TRUSTEES
Robert J. Manning                    N                           D
Robert C. Pozen                      N                           D
NON-INTERESTED TRUSTEES
Robert E. Butler                     N                           D
Lawrence H. Cohn, M.D                N                           D
David H. Gunning                     N                           D
William R. Gutow                     N                           D
Michael Hegarty                      N                           D
J. Atwood Ives                       N                           D
Lawrence T. Perera                   N                           D
J. Dale Sherratt                     N                           D
Laurie J. Thomsen                    N                           D
Robert W. Uek                        N                           D

25% OR GREATER OWNERSHIP OF THE FUND

The following table identifies those investors who own 25% or more of the Fund's shares (all share classes taken together) as of February 5, 2007, and are therefore presumed to control the Fund. All holdings are of record unless otherwise indicated.


                                   Part I-B-1

NAME AND ADDRESS OF INVESTOR               PERCENTAGE OWNERSHIP
-------------------------------------------------------------------
Massachusetts Financial Services           67.67%
Attn: Joseph Lynch
500 Boylston Street, Floor 6
Boston, MA 02116

5% OR GREATER OWNERSHIP OF SHARE CLASS

The following table identifies those investors who own 5% or more of any class of the Fund's shares as of February 5, 2007. All holdings are of record unless otherwise indicated.

NAME AND ADDRESS OF INVESTOR               PERCENTAGE OWNERSHIP
-------------------------------------------------------------------
Massachusetts Financial Services Company   68.50% of Class A Shares
Attn: Joseph Lynch                         56.72% of Class B Shares
500 Boylston Street, Floor 6               22.52% of Class C Shares
Boston, MA 02116

Harley Co.                                 9.68% of Class A Shares
PO Box 195
Harleysville, PA 19438

Merrill, Lynch, Pierce, Fenner & Smith     37.22% of Class B Shares
For The Sole Benefit of its Customers      20.16% of Class C Shares
4800 Deer Lake Drive East
Jacksonville, FL 32246

George P. Cave                             11.69% of Class C Shares
Attn: C. Giorgi VP-RSI
MFS Investment Mangement
500 Boylston Street
Boston, MA 02116

Southwest Securities Inc. FBO              6.76% of Class C Shares
Stevn R. Miller
Southwest Securities Inc.
As IRA Rollover Custodian
PO Box 509002
Dallas, TX 75250

Pershing LLC                               12.28% of Class C Shares
PO Box 2052
Jersey City, NJ 07303


                                   Part I-B-2

                                                             PART I - APPENDIX C

PORTFOLIO MANAGER(S)

COMPENSATION - VALLEY FORGE

The portfolio manager of the Fund may receive a base salary or bonus from the Sub-Adviser. The portfolio manager is, however, majority owner of the Sub-Adviser and is entitled to receive distributions from the Sub-Adviser's net profits. Finally, the portfolio manager is presented with a benefit package including health coverage insurance, which is available to other employees of the Sub-Adviser on substantially similar terms.

OWNERSHIP OF FUND SHARES

The following table shows the dollar range of equity securities of the Fund beneficially owned by the Fund's portfolio manager(s) as of November 1, 2006. The following dollar ranges apply:

N. None
A. $1 - $10,000
B. $10,001 - $50,000
C. $50,001 - $100,000
D. $100,001 - $500,000
E. $500,001 - $1,000,000
F. Over $1,000,000

NAME OF PORTFOLIO MANAGER   DOLLAR RANGE OF EQUITY SECURITIES IN FUND
---------------------------------------------------------------------
G. Michael Mara                                 D

OTHER ACCOUNTS

In addition to the Fund, the Fund's portfolio manager is responsible (either individually or jointly) for the day-to-day management of certain other accounts, the number and total assets of which, as of November 1, 2006, were as follows:

                  REGISTERED INVESTMENT         OTHER POOLED
                        COMPANIES*           INVESTMENT VEHICLES          OTHER ACCOUNTS
                  ---------------------   ------------------------   ------------------------
                    NUMBER OF    TOTAL    NUMBER OF       TOTAL      NUMBER OF       TOTAL
NAME                 ACCOUNTS   ASSETS     ACCOUNTS      ASSETS       ACCOUNTS      ASSETS
---------------------------------------------------------------------------------------------
G. Michael Mara         0         N/A         1       $7.3 million      13       $125 million


                                   Part I-C-1

With respect to the accounts identified in the table above, G. Michael Mara manages one pooled investment vehicle with assets totaling $7.3 million for which advisory fees are based in part on the performance of the accounts.

POTENTIAL CONFLICTS OF INTEREST

For the purposes of this section, all references to the "Adviser" shall included the Sub-Adviser.

The Adviser seeks to identify potential conflicts of interest resulting from a portfolio manager's management of both the Fund and other accounts, and has adopted policies and procedures designed to address such potential conflicts.

The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. In certain instances there may be securities which are suitable for the Fund's portfolio as well as for accounts of the Adviser or its subsidiaries with similar investment objectives. A Fund's trade allocation policies may give rise to conflicts of interest if the Fund's orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of the Adviser or its subsidiaries. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of the Fund's investments. Investments selected for funds or accounts other than the Fund may outperform investments selected for the Fund.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the Adviser to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In most cases, however, the Adviser believes that the Fund's ability to participate in volume transactions will produce better executions for the Fund.

The Adviser does not receive a performance fee for its management of the Fund. As a result, the Adviser and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund - for instance, those that pay a higher advisory fee and/or have a performance fee.


                                   Part I-C-2

                                                             PART I - APPENDIX D

CERTAIN SERVICE PROVIDER COMPENSATION

Compensation paid by the Fund for advisory services, administrative services, and transfer agency services, and paid for MFS for sub-advisory services, over the specified periods are set forth below. For information regarding sales charges and distribution payments paid to MFD, see APPENDIX E to this Part I.

                    NET AMOUNT PAID TO                        NET AMOUNT PAID TO
                     MFS FOR ADVISORY      AMOUNT WAIVED BY    MFSC FOR TRANSFER
FISCAL YEAR ENDED        SERVICES                MFS          AGENCY SERVICES(1)
--------------------------------------------------------------------------------
     N/A*

                    NET AMOUNT PAID TO    NET AMOUNT PAID BY
                      MFS FOR GENERAL    MFS TO VALLEY FORGE
                      ADMINISTRATIVE       FOR SUB-ADVISORY
FISCAL YEAR ENDED        SERVICES              SERVICES
------------------------------------------------------------
     N/A*

* The Fund is newly organized and has not made compensation payments to its affiliated service providers as of the date of this SAI.

(1) In addition to the fees disclosed, the Fund reimbursed MFSC for certain out-of-pocket expenses and for payments made under agreements with affiliated and unaffiliated entities that provide shareholder services in an amount equal to $[__] for the fiscal year ended [__].


                                   Part I-D-1

                                                             PART I - APPENDIX E

SALES CHARGES AND DISTRIBUTION PLAN PAYMENTS

SALES CHARGES

The following sales charges were paid during the specified periods:

                    CLASS A INITIAL SALES CHARGES:        CDSC PAID TO MFD ON:
                  ---------------------------------   ---------------------------
                                      REALLOWED TO
                          RETAINED      FINANCIAL     CLASS A   CLASS B   CLASS C
FISCAL YEAR END   TOTAL    BY MFD    INTERMEDIARIES    SHARES    SHARES    SHARES
---------------------------------------------------------------------------------
      N/A*         N/A       N/A           N/A          N/A       N/A       N/A

(*) The fund is newly organized and has not paid sales charges as of the date of this SAI.


                                   Part I-E-1

DISTRIBUTION PLAN PAYMENTS

The Fund made the following Distribution Plan payments:

                                    AMOUNT OF DISTRIBUTION AND/OR SERVICE FEES:
                                  ----------------------------------------------
                                                 RETAINED BY   PAID TO FINANCIAL
CLASS OF SHARES                   PAID BY FUND       MFD       INTERMEDIARIES(1)
--------------------------------------------------------------------------------
      N/A*                             N/A           N/A              N/A

(*) The fund is newly organized and has not made payments under the Distribution Plan as of the date of this SAI.

Amounts retained by MFD may represent fees paid to MFD but not yet reallowed to intermediaries as of the close of the period, compensation to MFD for commissions advanced by MFD to financial intermediaries upon sale of Fund shares, and/or compensation for MFD's distribution and shareholder servicing costs.


                                   Part I-E-2

                                                             PART I - APPENDIX F

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

BROKERAGE COMMISSIONS

The following brokerage commissions were paid by the Fund during the specified time periods:

FISCAL YEAR END   BROKERAGE COMMISSIONS PAID BY FUND
----------------------------------------------------
N/A*                              N/A

SECURITIES ISSUED BY REGULAR BROKER/DEALERS

The Fund purchased securities issued by the following regular broker/dealers of the Fund, which had the following values:

BROKER/DEALER   VALUE OF SECURITIES
-----------------------------------
NA*                     N/A

TRANSACTIONS WITH RESEARCH FIRMS

The Fund allocated the following amount of transactions, and related commissions, to broker/dealer firms that have been deemed by MFS to provide valuable Research ("Research Firms"). The provision of Research was not necessarily a factor in the placement of this business with such Research Firms.
(1)

DOLLAR AMOUNT OF TRANSACTIONS WITH   COMMISSIONS PAID ON TRANSACTIONS WITH
RESEARCH FIRMS                                   RESEARCH FIRMS
--------------------------------------------------------------------------
N/A*                                                  N/A

(1) The amounts shown do not include transactions directed to electronic communication networks (ECNs) owned by the Research Firms.

(*) The Fund is newly organized and has not paid brokerage commissions, purchased securities issued by regular broker-dealers or allocated transactions to Research Firms as of the date of this SAI.


                                   Part I-F-1